CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2014
Temporary Equity
CONVERTIBLE PREFERRED SHARES

18. CONVERTIBLE PREFERRED SHARES

On July 7, 2011, the Company issued 102,409,639 Series A convertible preferred shares (the “Series A Preferred Shares”) to TCH Copper Limited (“Tencent”) and Matrix Partners China I, L.P. and Matrix Partners China I-A, L.P. (collectively known as “Matrix”) at US$0.18142076 per share for a total cash consideration of US$18,579 (equivalent to RMB120,237). On June 24, 2013, the Company issued 122,495,531 Series B Preferred Shares (the “Series B Preferred Shares”) to Tencent and Kingsoft at US$0.42615738 per share for a total consideration of US$52,202 (equivalent to RMB322,541).

The significant terms of the Series A Preferred Shares and Series B Preferred Shares (collectively, the “Preferred Shares”) are as follows:

Voting rights

Each holder of the Preferred Shares is entitled to the number of votes equal to the number of ordinary shares into which such holder’s Preferred Shares could be converted and having voting rights and powers equal to the voting rights and powers of the ordinary shares.

Dividends

The holders of the Preferred Shares are entitled to receive non-cumulative dividends on an as-converted basis when as and if declared by the Board of Directors of the Company, together with the holders of ordinary shares.

Liquidation preference

In the event of any voluntary or involuntary liquidation, dissolution, winding up or cessation of business of the Company or the occurrence of any deemed liquidation event as defined in the Preferred Shares agreements, each holder of the Series B Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the Series A Preferred Shares and the ordinary shares, the amount equal to the original issuance price plus any declared but unpaid dividends up to and including the date of commencement of the liquidation event. After distribution or payment in full to the holders of the Series B Preferred Shares, the holders of the Series A Preferred Shares are entitled to the distribution in preference to the holders of the ordinary shares, the amount equal to the original issuance price plus any declared but unpaid dividends. After distribution or payment in full to the holders of the Preferred Shares, the remaining assets of the Company available for distribution shall be distributed ratably among the holders of outstanding ordinary shares and holders of Preferred Shares on an as-converted basis.

Conversions

The Preferred Shares are convertible, at the option of the holder, at any time into ordinary share as determined by the quotient of the original issuance price divided by the then-effective conversion price. The initial conversion price and conversion ratio is the stated issuance price of each class of the Preferred Shares and on a one-for-one basis, respectively. The conversion prices are subject to adjustments in the event that the Company issues additional ordinary shares or additional deemed ordinary shares through options or convertible instruments for a consideration less than the respective original conversion prices of the Preferred Shares. In such event, the respective conversion price is reduced, concurrently with such issue, to a price as adjusted according to an agreed-upon formula. The above conversion prices are also subject to adjustments on a proportional basis upon other dilution events. All Series A and Series B Preferred Shares are automatically converted into ordinary shares at the then-effective conversion price upon the closing of a qualified initial public offering as defined in the Preferred Shares agreements (“qualified IPO”).

Redemption

There are no redemption rights in the Preferred Shares agreements except in the event of a deemed liquidation transaction.